Exhibit 99.1

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

February 7, 2014

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Ladies and Gentlemen:

We have read Item 4.01 of Form 8-K dated February 4, 2014 (to be filed on February 7, 2014), of PowerShares QQQ Trust, Series 1 and are in agreement with the statements contained in the second and third paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,

/s/ Ernst & Young LLP